UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2015

Harvest Capital Credit Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35906	46-1396995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
767 Third Avenue, 25th Floor
New York, NY 10017
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (212) 906-3500
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On March 12, 2015, Harvest Capital Credit Corporation (the “Company”) issued a press release announcing the Company’s financial results for the fourth quarter and year ended December 31, 2014. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1. Press release dated March 12, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2015	HARVEST CAPITAL CREDIT CORPORATION

	By:	/s/ Craig R. Kitchin
	Name:	Craig R. Kitchin
	Title:	Chief Financial Officer, Chief Compliance Officer and Secretary